77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Growth Fund, VS

On June 28, 2006, Columbia Small Company Growth Fund,VS (Fund) purchased 1,706 par value of bonds of J Crew (Securities) for a Total purchase price of $34,120 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co., Bear, Stearns & Co. Inc.; JP Morgan; Citigroup; Lehman Brothers; Credit Suisse; Wachovia Securities



Columbia Small Cap Value Fund, VS

On April 20, 2006, Columbia Small Cap Value Fund, VS (Fund) purchased 41,600 par value of bonds of Complete Production Services (Securities) for a Total purchase price of $998,400 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; UBS Investment Bank; Jefferies & Company; Johnson Rice & Company L.L.C.; Raymond James; Simmons & Company International; Pickering Energy Partners



Columbia Small Cap Value Fund, VS

On June 28, 2006, Columbia Small Cap Value Fund, VS (Fund) purchased 8,530 par value of bonds of J Crew (Securities) for a Total purchase price of $170,600 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co., Bear, Stearns & Co. Inc.; JP Morgan; Citigroup; Lehman Brothers; Credit
Suisse; Wachovia Securities



Columbia Asset Allocation Fund, VS

On April 20, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 276 par value of bonds of Complete Production Services (Securities) for a Total purchase price of $6,624 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; UBS Investment Bank; Jefferies & Company; Johnson Rice & Company L.L.C.; Raymond James; Simmons & Company International; Pickering Energy Partners



Columbia Asset Allocation Fund, VS

On June 28, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 130 par value of bonds of J Crew (Securities) for a Total purchase price of $2,600 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co., Bear, Stearns & Co. Inc.; JP Morgan; Citigroup; Lehman Brothers; Credit Suisse; Wachovia Securities




Columbia Asset Allocation Fund, VS

On May 12, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 15,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $14,999 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co Inc.; Goldman Sachs & Co.; Lehman Brothers; Citigroup; JP Morgan; Barclays Capital; Greenwich Capital Markets Inc.; Mitsubishi Bank (US); Wachovia Securities Inc.


Columbia Asset Allocation Fund, VS

On April 19, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 15,000 par value of bonds of Chemtura Corp 6.875% 6/1/16 (Securities) for a Total purchase price of $14,918 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Citigroup; ABN Amro; Greenwich Capital Markets Inc.;Morgan Stanley; Wachovia


Columbia Asset Allocation Fund, VS

On May 4, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 50,000 par value of bonds of Allied Waste North America 7.125% 5/15/16 (Securities) for a Total purchase price of $49,562 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citi Group; JP Morgan; UBS; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.


Columbia Asset Allocation Fund, VS

On April 6, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 10,000 par value of bonds of Autonation Inc Float Rate Note 4/15/13(Securities) for a Total purchase price of $10,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities


Columbia Asset Allocation Fund, VS

On April 6, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 15,000 par value of bonds of Autonation Inc Float Rate Note 4/15/14(Securities) for a Total purchase price of $15,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Suntrust Robinson Humphrey; Wells Fargo Securities


Columbia Asset Allocation Fund, VS

On May 11, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 60,000 par value of bonds of Dean Foods 7.00 % 6/1/16 (Securities) for a Total purchase price of $59,762 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC; Bank of New York; Bank of Tokyo Mitsubishi Limited; Barclays Bank PLC; BNP Paribas Group; Calyon New York; Harris Nesbitt; JP Morgan Securities; PNC Bank; Rabobank International; RBC Capital Markets; Royal Bank of Scotland; Suntrust Bank; Wachovia Securities Inc.; Wells Fargo

Columbia Asset Allocation Fund, VS

On June 28, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 20,000 par value of bonds of Windstream Corp 8.625% 8/1/16 (Securities) for a Total purchase price of $19,509 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Merrill Lynch & Co.; Barclays Capital; Citigroup; Wachovia Securities Inc.


Columbia Asset Allocation Fund, VS

On June 28, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 20,000 par value of bonds of Windstream Corp 8.625% 8/1/16 (Securities) for a Total purchase price of $19,509 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Merrill Lynch & Co.; Barclays Capital; Citigroup; Wachovia Securities Inc.



Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 175 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $6,811 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 27 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,070 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 27 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,070 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 27 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,070 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 27 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,070 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 27 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,070 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 187 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,298 from Keybanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 824 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $32,118 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 129 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $5,047 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 129 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $5,047 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 129 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $5,047 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 129 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $5,047 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 129 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $5,047 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 882 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $34,413 from Keybanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund, VS

On May 24, 2006, Columbia Asset Allocation Fund, VS (Fund) purchased 882 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $34,413 from Keybanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 1,323 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $51,583 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 208 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $8,106 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 208 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $8,106 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 208 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $8,106 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 208 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $8,106 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 208 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $8,106 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Mid Cap Value Fund, VS

On May 24, 2006, Columbia Mid Cap Value Fund, VS (Fund) purchased 1,417 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $55,268 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 4,267 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $166,407 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 671 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $26,150 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 671 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $26,150 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 671 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $26,150 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 671 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $26,150 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 671 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $26,150 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Large Cap Value Fund, VS

On May 24, 2006, Columbia Large Cap Value Fund, VS (Fund) purchased 4,572 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $178,263 from KeyBanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment